Copyright @ D-Wave1 Investor Update February 26, 2026

Copyright @ D-Wave2 Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Copyright @ D-Wave3 Recent Significant Technical and Commercial Milestones Sold Advantage System to Jülich Supercomputing Centre Introduced General Availability of Advantage2 System Released New Developer Tools for Quantum AI Closed €10M Agreement for System in Italy Launched Ford Otosan Application Announced Advanced Cryogenic Packaging Initiative Launched Advantage2 System at Davidson Technologies Demonstrated First On-Chip Cryogenic Control of Gate-Model Qubits January 2025 January 2026 Demonstrated Quantum Supremacy on Real-World Problem Acquired Quantum Circuits, Inc. Announced $20M System Purchase Agreement with Florida Atlantic University Signed $10 Million QCaaS Agreement with Fortune 100 Company

Copyright @ D-Wave4 Driving to 100,000 qubit annealing processor Dual-rail technology driving gate-model leadership Larger enterprise QCaaS engagements Growing adoption and support of D-Wave technology with U.S. government 2026: The Year of D-Wave Quantum Increasing number of system sales

Copyright @ D-Wave5 D-Wave Market Leadership Growing Commercial Adoption: • 1st commercial quantum computing company • 1st in-production quantum applications • Over 135 customers, encompassing over 70 commercial customers, that includes over two dozen Forbes Global 2000 companies (as of February 2026) Strong Customer Base Revenue Model: • Quantum Computing as a Service (QCaaS) • Professional services • System sales Dual-Platform Quantum Computing Technologies Building Scalable Gate-Model Quantum Systems Dual-rail superconducting qubit platform Unique technology delivering high fidelity and superconducting speed On-chip cryogenic control and multi-chip packaging Advancing toward scalable, fault-tolerant quantum computing Offering Production Annealing Quantum Systems Advantage2 quantum computers powering real-world optimization Leap real-time quantum cloud with hybrid solvers 30+ enterprise use cases, including applications in production First commercial use of quantum computer for LLMs 290+ U.S. granted patents * | 800+ granted & pending patents worldwide* | 100+ PhDs Thought & Technical Leadership Established Product Portfolio: • Both annealing and gate-model systems • Accessible through production-grade cloud service and via on-premises installation • Quantum supremacy published in Science *Includes exclusively licensed patents

Copyright @ D-Wave6 D-Wave’s Differentiation Dual-Platform Approach Only company delivering both annealing and gate-model systems addressing the full set of quantum applications Beyond Classical Only company that’s demonstrated capabilities beyond classical on a real-world problem (Annealing) On-Chip Control Proprietary local cryogenic control and multi-chip superconducting packaging for efficient systems scaling Significant Talent & Extensive IP Doubled size of world-class quantum team, with Quantum Circuits’ esteemed quantum scientists and developers Production-Grade & In-Use Only company with customer applications in production, providing 99.9% up-time service level agreements Built-In Error Detection Unique dual-rail technology enabling efficient error-corrected gate systems

Copyright @ D-Wave7 Annealing and Gate-Model Quantum Computers for Full Range of Customer Problems Annealing or Gate-Model Machine Learning Cryptography Drug Discovery Linear Algebra & Factorization Gate-Model Production-Ready in 5+ Years Quantum Chemistry Materials Design Research Designer Drugs Everlasting Batteries 3D Fluid Dynamics Differential Equations Production-Ready Today Annealing Optimization AI/ML & GenAI Research Workforce Scheduling Logistics Routing Production Scheduling Combinatorial Optimization Problem Types

Copyright @ D-Wave8 D-Wave Dual Platform Enables the Full Quantum Expected TAM1 1. Boston Consulting Group: “Where Will Quantum Computers Create Value – and When?” May 2019 (80% of TAM accruing to end-users; 20% to quantum hardware, software and services providers) LONG- TERM 15 - 30 Years MID- TERM 5 - 15 Years NEAR- TERM 3 - 5 Years $2B - $5B TAM ( $400M - $1B ) $25B - $50B TAM ( $5B - $10B ) $450B - $850B TAM ( $90B - $170B ) Computational Problem Combinatorial Optimization Linear Algebra & Factorization (Machine learning & cryptography) Differential Equations (Simulation) Annealing (D-Wave Only) Annealing or Gate-Model Gate-Model

Copyright @ D-Wave9 Leading the Commercialization of Quantum Tech Product Commercialization 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E 2029E 2030E & Beyond Transition to CommercialProduct It is important to note that no one has yet shown a working error-corrected logical qubit that is scalable Gate-Model Processors (D-Wave and all other players) Annealing Processors (only D-Wave) D-Wave One System D-Wave Two System D-Wave 2X System D-Wave 2000Q System D-Wave 2000Q LN System Advantage System Advantage Performance System Advantage2 System Advantage3 System Noisy Intermediate Scale Quantum (NISQ) One Scalable and Error-Corrected Qubit One Scalable and Error-Corrected Few Qubit Processor Transition from government and academic to commercial customers

Copyright @ D-Wave10 Annealing Quantum Computing: Differentiated Technology for Optimization

Copyright @ D-Wave11 D-Wave annealing quantum computers have long-term advantage in optimization QED-C benchmarking: https://doi.Org/10.1145/3678184 Quantum Realized D-Wave: demonstrated supremacy on a real-world magnetic materials simulation problem Google and Quantinuum: demonstrated supremacy on contrived problem • Random circuit sampling – no practical application No other unspoofed claims from any quantum computing company • 70+ revenue generating commercial customers • Business applications in production to improve customers’ operations • IonQ and Rigetti revenue dominated by government grants (as per public SEC filings) Commercial Applications Computational Supremacy Reliability and Availability Application Benchmarking IonQIBMD-Wave ~80% of optimal at problem size 10 ~75% of optimal at problem size 6 ~98% of optimal at problem size 320 ~10,000x slower than QA ~100x slower than QA Runs in a fraction of a second • 99.9%+ availability of Leap quantum cloud service • Real-time access with no lengthy queuing • SOC 2 Type 2 compliance

Copyright @ D-Wave12 • Calculations beyond the reach of the Frontier supercomputer at Oak Ridge National Lab, one of the world’s most powerful classical supercomputers • Computation on D-Wave’s Advantage2TM prototype took just minutes and consumed <$1 of electricity • Classical computations performed on the Frontier supercomputer would have taken nearly 1 million years and required more than global annual electricity consumption • Exponential advantage over state-of-the-art classical techniques (tensor networks, neural networks, heuristics) Demonstration of Quantum Supremacy on Useful, Real-World Problem

Copyright @ D-Wave13 Advantage2 Annealing Quantum Computing System Performance Gains Driven by: • Greater Coherence: Doubled to drive faster time-to-solution • Greater Connectivity: Increased from 15 to 20-way connectivity to enable solutions to more complex problems • Increased Energy Scale: Increased by 40% to deliver higher-quality solutions Driving enhanced computational performance through greater qubit coherence, connectivity and energy scale. Accessible in D-Wave’s LeapTM quantum cloud service and via on-premises installation. Supports hybrid applications with up to 2 million variables.

Copyright @ D-Wave14 Industry-Leading Organizations Turning to D-Wave’s Annealing Quantum Computing, Now. One of the world’s largest airlines One of the world’s largest payments companies One of the world’s leading mobile carriers One of the world’s largest chemical companies One of the world’s largest healthcare companies One of the world’s largest aerospace companies

Copyright @ D-Wave15 Quantum Optimization: Applications Driving Enterprise Operational Excellence Scheduling Time Reduced From 10 Hours to Just Seconds Retail Manufacturing Drug Discovery Chemical Asset Utilization Consumer Marketing 80% Increase in Scheduling Efficiency 1,000 Vehicles Scheduled Per Run in 5 vs. 30 Min 15% Improvement in Mobile Network Performance Accelerating Identification of Novel Small-Molecule Candidates Active Market Tests on Customer Loyalty

Copyright @ D-Wave16 Advantage3 System: 100,000 Qubit Annealing Quantum Computer Expected Continued Rapid Innovation in Scaling Initial design of sample space for technology scaling 3D packaging demonstrations of multiple integrated circuits with superconducting interconnects Small scale dual annealing processor prototype and scalable control prototype 2026 2026-2027 2027

Copyright @ D-Wave17 Discrete-Continuous Latent Variable Diffusion Models (arXiv: 2407.03300v1) Quantum AI: Quantum hybrid transformer architecture uses samples from rich QPU distributions to accelerate generative AI model training and potentially significant reduction in power consumption Quantum hybrid diffusion architecture adds semantic information and QPU samples to potentially reduce training time and inference costs Integrated AI and optimization framework facilitates expanded use cases such as supply chain demand forecasting and optimization Potentially Transformative New Application Areas Blockchain: Published a new research paper titled “Blockchain with Proof of Quantum Work” that used quantum computation to generate and validate blockchain hashes Leveraging techniques from D-Wave’s quantum supremacy demonstration, quantum computation for hashing and proof of work could potentially require a fraction of the electricity used by classical resources alone Illustration of quantum hash generation and its use as proof of work for block security (arXiv: 2503.14462)

Copyright @ D-Wave18 First Commercial Quantum AI Application Shionogi Quantum Hybrid transformer architecture delivers higher quality candidates for drug discovery application compared to classical architecture

Copyright @ D-Wave19 The StrideTM Hybrid Solver Nonlinear Program Solver Supports Growing Set of Use Cases Addresses optimization problems for business-critical workflows such as workforce scheduling, logistics routing, price optimization, production scheduling and more Support for Surrogate Models: ML models as part of optimization function and constraints Quantum Optimization Lists, Sets, and Other Combinatorial Variables (Mixed-Integer) Linear Programming Tensor Programming Satellite Placement

Copyright @ D-Wave20 Gate-Model Technology: Differentiated for Error Correction and Scale

Copyright @ D-Wave21 • Leading annealing quantum computing company • First to demonstrate quantum supremacy on real-world problem • First to deliver commercial applications with customers in production • Leading developer of gate-model technology • First to deliver dual-rail qubits with built-in error detection • Three decades of superconducting gate-model tech breakthroughs at Yale University Together, we’re building and commercializing superconducting annealing and gate-model quantum computing systems – to singlehandedly lead the market.

Copyright @ D-Wave22 Initial Dual-Rail System Available in 2026 Operational now for alpha users Universal gate set available with gate speeds up to 1000x faster than neutral atom and trapped ion technology Built-in quantum error detection Industry-leading platform for research- focused organizations and HPCs exploring error correction and QPU integration

Copyright @ D-Wave23 Gate-Model Game Changer Superconducting Speed with Ion Trap Fidelity • D-Wave’s dual-rail qubits with built-in erasure detection identifies 90% of errors that occur • With erasure detection, this technology delivers gate fidelities that exceed 99.9%, bringing trapped ion fidelities along with superconducting execution speeds to today’s gate-model algorithm developers • Our erasure detection, and our observed erasure rate of 0.5%, allow us to deliver logical qubits with an order of magnitude fewer physical qubits compared to architectures without this capability • Error correction is essential to unlocking broad quantum utility, and we believe that the dual-rail technology offers the fastest path to large-scale error-corrected systems Quantinuum IonQ IQM IBM Rigetti Transmons, Xmons, etc. Fast & manufacturable but low fidelity Trapped ions: High fidelity but slow G at e Fi de lit y Gate Speed Low < 99.5% High 99.9% Slow 1-5 ms Fast 50-500 ns

Copyright @ D-Wave24 Demonstration of First Scalable, On-Chip Cryogenic Control of Gate-Model Qubits • Breakthrough gate-model demonstration of scalable on-chip cryogenic control of qubits • Industry first milestone advances the development of commercially viable gate-model quantum computers • Uses multiplexed digital-to-analog converters to control tens of thousands of qubits and couplers with just 200 control wires, reducing gate-model wiring complexity while maintaining qubit fidelity • Adapted from D-Wave’s annealing systems, uses superconductor bump bonding to build a multichip package that integrates a high-coherence fluxonium qubit chip with a multilayer control chip Advantage2 QPU Mounted in D-Wave's Proprietary Cryogenic Packaging

Copyright @ D-Wave25 Superconducting Dual-Rail Qubits Offer Faster Path to Error Correction; On-Chip Control Unlocks Scale Up to 10x Reduction in Physical Qubits Required for Error Correction On-chip Control Reduces Control Line Count by Orders of Magnitude Other Companies D-WaveD-Wave Google N um be r o f c on tr ol li ne s Number of qubits

Copyright @ D-Wave26 Powerful Synergies to Advance Commercial Gate-Model Quantum Computing We believe that D-Wave will be the first to build and deploy error-corrected large-scale gate-model systems. Superconducting On-chip Control Built-in Error Detection Production Grade Systems Superconducting quantum systems with gate operations up to 1000x faster than others Local cryogenic control and multi-chip superconducting packaging needed for large-scale processors Industry-leading gate fidelities; error detecting dual-rail qubits for efficient error correction: fewer physical qubits per logical qubit Only company with cryogenic quantum computing platforms with years-long uptimes for commercial grade operations

Copyright @ D-Wave27 Full Software Product Suite for Dual-Rail Gate-Model Systems Dual-Rail Aqumen Seeker QPU AquSim Simulator APIs supporting error aware programming & Qiskit development Proprietary compiler for development to hardware or simulator Rapid algorithm prototyping with up to 25 dual-rail qubits Comprehensive client tools & unique error detection handling Cloud orchestration delivering QC as a service Control system for hardware execution Quantum Program Aqumen Seeker SDK Aqumen Seeker Cloud

Copyright @ D-Wave28 Three Year Gate-Model Roadmap Build and Scale Error-Corrected Superconducting Gate-Model Processors 2026 General availability of 17 qubit dual-rail transmon- based system along with error correction demonstration Dual-rail solvers available in Leap cloud platform Release software toolkit for quantum algorithm development 2027 General availability of 49 qubit dual-rail transmon-based system Complete initial build of 181 qubit dual-rail transmon-based processor 2028 General availability of 181 qubit dual-rail transmon-based system Error correction demonstration with multiple logical qubits High fidelity gate operations on scalable logical qubits Design for 1,000 qubit scalable dual-rail processor completed

Copyright @ D-Wave29 Recent Highlights

Copyright @ D-Wave30 Q4 & FY 2025 Financial Highlights $- $4 Q4 2024 Q4 2025 M IL LI O N S -Q4 Revenue $2.8M $2.3M $- $200 $400 $600 $800 $1,000 Q4 2024 Q4 2025 M IL LI O N S $178.0M $884.5M Liquidity Position $- $3 Q4 2024 Q4 2025 M IL LI O N S -Q4 Gross Profit $1.5M $1.8M $- $10 $20 $30 2024 2025 M IL LI O N S -FY 2025 Revenue $8.8M $24.6M Q4 financial highlights are unaudited and FY 2025 financial highlights are audited $- $10 $20 2024 2025 M IL LI O N S -FY 2025 Gross Profit $5.6M $20.3M 0% 100% 2024 2025 -FY 2025 Gross Margin 63.0% 82.6%

Copyright @ D-Wave31 Florida Atlantic University Signs $20M Agreement to Purchase Advantage2 Computer • The deployment is expected by the end of 2026 • Collaboration will include the creation of D-Wave Quantum Applications Academy at FAU to support research, training and workforce development, that will establish FAU as a leader in quantum computing education and research • The state of Florida and city of Boca Raton are also providing job growth and training incentives to expand the quantum talent pool Agreement includes a $20 million commitment by FAU, to purchase and install an Advantage2 annealing quantum computer on FAU’s Boca Raton campus

Copyright @ D-Wave32 D-Wave Announces $10 Million, 2-Year Enterprise QCaaS Agreement with Fortune 100 Company • The companies plan to collaborate to develop and deploy several quantum powered applications • The first of its kind enterprise level agreement in the quantum space covers professional services and QCaaS access, as well as the potential for multiple in production applications • Revenue will be recognized ratably over the two-year contract period commencing in Q1 FY26

Copyright @ D-Wave33 D-Wave Named Founder of Q-Alliance, Signs €10M Contract • Core objective is the development of a state-of-the-art quantum computing and research facility in Lombardy • In support of the initiative, D-Wave announced a €10M contract for a D-Wave Advantage2TM annealing quantum computer in the region. The agreement includes acquisition of 50% capacity of the D-Wave system for 5 years, with an option to purchase the system • In conjunction with our commitments, D-Wave is hosting a series of seminars in the region to advance awareness and adoption of annealing quantum computers Announced participation as a founder of Q-Alliance, an initiative to create a quantum hub in Italy that advances scientific discovery, industrial transformation and digital sovereignty in the country

Copyright @ D-Wave34 Advantage2 System Now Operational at Davidson Technologies System now operational and accessible for customer use: • Expected to enable development of quantum applications tailored to address mission-critical challenges, particularly in defense and national security • D-Wave is working with Davidson to explore use cases with customers in areas like radar detection, resource deployment, military logistics optimization, materials science, and AI On November 3rd, announced that the Advantage2 system at Davidson Technologies in Huntsville, Alabama is now online and operational Davidson is a trusted provider of advanced engineering and technical solutions supporting the U.S. Department of Defense and aerospace community

Copyright @ D-Wave35 D-Wave Selects Boca Raton for New Corporate Headquarters and U.S. R&D Facility • Will support the annealing quantum system roadmap with core R&D, testing and support functions • Furthers D-Wave’s North America presence, which now includes a Quantum Engineering Center of Excellence in Burnaby, BC; a gate-model focused R&D center in New Haven, CT; and quantum systems located in Burnaby, Marina Del Rey, CA and Huntsville, AL • An additional system will be installed nearby in Boca Raton at Florida Atlantic University Announced the transition of headquarters to Boca Raton, FL, from Palo Alto, CA by the end of 2026. Will also include a key R&D facility in one of the fastest growing technology ecosystems in the U.S.

Copyright @ D-Wave36 Summary

Copyright @ D-Wave37 A Full-Stack, Commercial Quantum Computing Company Annealing & Gate-Model Quantum Computers Cloud Service Developer Tools Professional Services • Open-source developer tools built in Python • Available on GitHub • Customer onboard to quantum computing applications • Phased engagement model • Production-ready Advantage2TM annealing quantum systems solving real- world problems today • Gate-model system in development with built-in error detection • Cloud access to D-Wave technology including hybrid solvers, QPU solvers, and prototype QPU solvers • > 99% uptime with real-time access

Copyright @ D-Wave38 D-Wave Key Considerations Technology Leadership • Only dual-platform quantum computing company – developing and selling both annealing and gate quantum computers • Designed, developed and operating the world’s largest quantum computers • Only company to achieve quantum supremacy on a useful, real-world problem • One of the top 5 global quantum computing patent portfolios* Applications • Multiple optimization use cases with demonstrated ROI (from workforce scheduling to supply chain logistics) • Energy-efficient blockchain prototype operational as first distributed quantum application • Quantum ML & AI research and product development Customer Traction • Business applications in production • Diverse commercial customer base • Over 135 customers comprising 70+ commercial customers, including approx. two dozen Forbes 2000 customers Production-grade Offerings • Scalable production-grade commercial systems • Service Level Agreements • SOC 2 Type 2 compliant *Source: PatentPC.com, February 2026

Copyright @ D-Wave39 Tomorrow First to market with a scaled, error-corrected (Gate-Model) quantum computer First to market with a commercial, beyond classical (Annealing) quantum computer Today Commercial-Grade Groundbreaking ScienceUnparalleled Technical Leadership